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                            MFS/SUN LIFE SERIES TRUST

                    Supplement to the May 1, 1996 Prospectus


         As disclosed in its Prospectus under the caption "Management of the Series Fund," the MFS World Growth Series has retained Massachusetts Financial Services Company ("MFS") as its investment adviser and MFS has, in turn, retained Oechsle Investment Advisors, L.P. ("Oechsle"), Foreign & Colonial Management Limited ("FCM") and FCM's subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), as sub-advisers to the Series. The Series pays an investment advisory fee to MFS and MFS (not the Series) pays sub-advisory fees to Oechsle and FCM (FCEM is compensated by FCM).

         Under this arrangement, MFS manages the Series' assets invested in U.S. securities, Oechsle manages the Series' assets invested in Western Europe, Japan, Australia and New Zealand and FCM and FCEM manage the Series' assets invested in emerging markets. MFS has overall portfolio management responsibilities and determines the amount of the Series' assets to be allocated to these markets.

         MFS has terminated Oechsle as a sub-adviser to the Series effective October 31, 1996 and will manage the assets of the Series currently managed by Oechsle commencing November 1, 1996. These assets will be managed by MFS using a committee of investment research analysts. This committee will include investment research analysts employed by MFS and by MFS International (U.K.) Limited, an indirect wholly owned subsidiary of MFS, and investment research analysts employed by FCM and FCEM. MFS has entered into a strategic alliance with FCM and FCEM (see "Management of the Series Fund" in the Prospectus). The Series' assets managed in this style will be allocated among countries and industries by the analysts acting together as a group. Individual analysts will then be responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned geographic and industry responsibilities.

         This change will not affect affect the manner in which MFS manages the Series' assets invested in U.S. securities or in which FCM and FCEM manage the Series' assets invested in emerging markets, and will not affect the amount of the investment management fee the Series pays to MFS nor the amount of sub-advisory fees that MFS pays FCM (or FCM pays FCEM).

                The date of this Supplement is November 1, 1996.